                                                                    EXHIBIT 25.3




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                 95-4655078
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                    identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                              90067
(Address of principal executive offices)                   (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                  --------------------------------------------
                            POPULAR CAPITAL TRUST II
                            POPULAR CAPITAL TRUST III
                            POPULAR CAPITAL TRUST IV
               (Exact name of obligor as specified in its charter)


        DELAWARE                                        TO BE APPLIED FOR
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification No.)

209 MUNOZ RIVERA AVENUE
SAN JUAN, PUERTO RICO                                    00918
(Address of principal executive offices)               (Zip Code)


                  GUARANTEE TRUSTEE FOR THE CAPITAL SECURITIES

              IN CONNECTION WITH THE JUNIOR SUBORDINATED DEBENTURES
                       (Title of the indenture securities)

--------------------------------------------------------------------------------


ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect
                    (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence
                    Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust
                    Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1
                    filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5. Not Applicable

         Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. Not Applicable

         Exhibit 9. Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 9th day of November 2004.


                           J. P. Morgan Trust Company, National Association


                              By /s/ George Reaves
                                 -------------------------------------
                                     George Reaves
                                     Authorized Officer

          J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                       STATEMENT OF CONDITION

                         SEPTEMBER 30, 2004

                                                                        ($000)
                                                                      ----------
ASSETS
 Cash and Due From Banks                                              $   28,672
 Securities                                                              145,134
 Loans and Leases                                                        110,847
 Premises and Fixed Assets                                                11,202
 Intangible Assets                                                       384,284
 Goodwill                                                                201,011
 Other Assets                                                             45,941
                                                                      ----------
  Total Assets                                                        $  927,091
                                                                      ==========


LIABILITIES
 Deposits                                                             $   94,426
 Other Liabilities                                                        55,575
                                                                      ----------
  Total Liabilities                                                      150,001

EQUITY CAPITAL
 Common Stock                                                                600
 Surplus                                                                 701,587
 Retained Earnings                                                        74,903
                                                                      ----------
  Total Equity Capital                                                   777,090
                                                                      ----------

  Total Liabilities and Equity Capital                                $  927,091
                                                                      ==========

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                  JUNE 30, 2004


                                                                        ($000)
                                                                      ----------
ASSETS
  Cash and Due From Banks                                             $   26,366
  Securities                                                             115,613
  Loans and Leases                                                       110,964
  Premises and Fixed Assets                                               12,083
  Intangible Assets                                                      391,238
  Goodwill                                                               250,990
  Other Assets                                                            47,784
                                                                      ----------
    Total Assets                                                      $  955,038
                                                                      ==========

LIABILITIES
  Deposits                                                            $   94,257
  Other Liabilities                                                       92,800
                                                                      ----------
    Total Liabilities                                                    187,057

EQUITY CAPITAL
  Common Stock                                                               600
  Surplus                                                                701,587
  Retained Earnings                                                       65,794
                                                                      ----------
    Total Equity Capital                                                 767,981
                                                                      ----------

    Total Liabilities and Equity Capital                              $  955,038
                                                                      ==========

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                  MARCH 31, 2004

                                                                        ($000)
                                                                      ----------
ASSETS
  Cash and Due From Banks                                             $   27,267
  Securities                                                             134,089
  Loans and Leases                                                       106,161
  Premises and Fixed Assets                                               12,698
  Intangible Assets                                                      396,967
  Goodwill                                                               250,539
  Other Assets                                                            52,961
                                                                      ----------
    Total Assets                                                      $  980,682
                                                                      ==========


LIABILITIES
  Deposits                                                            $  116,957
  Other Liabilities                                                      103,967
                                                                      ----------
    Total Liabilities                                                    220,924

EQUITY CAPITAL
  Common Stock                                                               600
  Surplus                                                                701,587
  Retained Earnings                                                       57,571
                                                                      ----------
    Total Equity Capital                                                 759,758
                                                                      ----------

    Total Liabilities and Equity Capital                              $  980,682
                                                                      ==========